SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(b) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /x/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/_/ Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               Alpha Select Funds
                      (formerly, TIP Institutional Funds)
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                                      same
________________________________________________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11(1).

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

5) Total fee paid:

   _____________________________________________________________________________

/_/ Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

                   PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
                          TURNER MICRO CAP GROWTH FUND
         TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO


         -------------------------------------------------------------

                       IMPORTANT SHAREHOLDER INFORMATION
         -------------------------------------------------------------


         THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY CARD, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU SIMPLY SIGN THE PROXY CARD WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES. YOU WILL RECEIVE ONE PROXY CARD FOR EACH FUND IN WHICH YOU OWN SHARES.

         WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, ENSURES THAT YOUR FUND WILL NOT NEED TO CONDUCT ADDITIONAL MAILINGS. WHEN SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO MAKE FOLLOW-UP SOLICITATIONS.

         PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE.
         THANK YOU.

         -------------------------------------------------------------


                               ALPHA SELECT FUNDS
                       (FORMERLY, TIP INSTITUTIONAL FUNDS)

                               ALPHA SELECT FUNDS
                       (FORMERLY, TIP INSTITUTIONAL FUNDS)

                   PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
                          TURNER MICRO CAP GROWTH FUND
          TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO

Dear Shareholder:

         A Special Meeting of Shareholders of the Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and Turner Short Duration Government Funds - Three Year Portfolio (each a "Fund" and, together, the "Funds") of the Alpha Select Funds ("Alpha Select") has been scheduled for Monday, January 25, 1999. If you are a Shareholder of Record as of the close of business on Friday, December 11, 1998, you are entitled to vote at the meeting and for any adjournment of the meeting.

         While you are, of course, welcome to join us at the meeting, most Shareholders will cast their votes by filling out and signing the enclosed Proxy Card(s). Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card(s) and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

         The attached Proxy Statement is designed to give you information relating to the proposal(s) upon which you will be asked to vote. The Board of Trustees is recommending that you approve a reorganization of the Funds under which each Fund would be combined with and into a corresponding portfolio of TIP Funds. Shareholders of each Fund will vote separately. Assuming approval by Shareholders of each Fund:

         (i) each holder of shares of Alpha Select Penn Capital Strategic High Yield Bond Fund will receive a number of shares of TIP Funds Penn Capital Strategic High Yield Bond Fund equal in dollar value and in the number of shares of Alpha Select Penn Capital Strategic High Yield Bond Fund owned by such holder at the time of the combination;

         (ii) each holder of shares of Alpha Select Turner Micro Cap Growth Fund will receive a number of shares of TIP Funds Turner Micro Cap Growth Fund equal in dollar value and in the number of shares of Alpha Select Turner Micro Cap Growth Fund owned by such holder at the time of the combination; and

         (iii) each holder of shares of Alpha Select Turner Short Duration Government Funds - Three Year Portfolio will receive a number of shares of TIP Funds Turner Short Duration Government Funds
                  - Three Year Portfolio equal in dollar value and in the number of shares of Alpha Select Turner Short Duration Government Funds - Three Year Portfolio.

         As further explained in the accompanying proxy statement, the Board of Trustees expects these combinations to result in operational efficiencies. We encourage you to support the Trustees' recommendation to approve the proposals.

We are proposing the Reorganization for two principal reasons:

o POTENTIALLY LOWER OPERATING EXPENSES: TIP Funds currently consists of 12 series with substantial assets. Once the Funds are reorganized into corresponding series of TIP Funds, they will pay lower administrative and other fees due to the higher asset levels of TIP Funds.

o SYNERGIES WITH THE OTHER TIP FUNDS: Six TIP Funds are currently managed by Turner Investment Partners, Inc., and two TIP Funds are currently managed by Penn Capital Management Company, Inc. Having all of the Turner- and Penn Capital-advised Funds available in a single entity will facilitate exchanges between the Funds. In addition, it is hoped that the Funds will achieve operating efficiencies and will realize economies of scale.

         Your vote is important to us. Please do not hesitate to call 1-888-TIP-7654, if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Funds.

                                          Sincerely,

                                          /s/ Stephen J. Kneeley
                                          --------------------------
                                          Stephen J. Kneeley
                                          President

                     INFORMATION ABOUT YOUR PROXY STATEMENT

Q.       WHY AM I RECEIVING THIS PROXY STATEMENT?

A. Alpha Select Funds (formerly, TIP Institutional Funds) (the "Trust") seeks your approval of a reorganization of the Trust's Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and Turner Short Duration Government Funds - Three Year Portfolio (the "Funds"). The Board of Trustees recommends approval of the reorganization because it believes that it will result in a structure that more appropriately serves the needs of shareholders.

Q.       HOW WILL THE REORGANIZATION WORK?

A. The Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and Turner Short Duration Government Funds - Three Year Portfolio each will transfer all of their assets and all of their liabilities to a series of TIP Funds in return for shares of the TIP Funds having an equivalent aggregate value. The assets of the Trust's Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and Turner Short Duration Government Funds - Three Year Portfolio will be transferred at their current value as of the reorganization date, and the shares provided in return will have a total value equal to the transferred assets, again as of the reorganization date. Finally, each of the Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and Turner Short Duration Government Funds - Three Year Portfolio will distribute the shares received by it to its shareholders in a liquidating distribution. Shareholders of the Trust's Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, Turner Short Duration Government Funds - Three Year Portfolio will thus effectively be converted into shareholders of TIP Funds. If the Plan is carried out as proposed, there will be no federal or state tax consequences to any Fund or to its shareholders.

         Please refer to the Proxy Statement for a detailed explanation of the proposals and for a more complete description of TIP Funds and Alpha Select Funds.

Q.       HOW WILL THIS AFFECT MY ACCOUNT?

A. Following the reorganization, you will be a shareholder of TIP Funds. The reorganization will not, however, affect the value of your account. In addition, you can expect the same high level of management expertise and shareholder services that you currently receive.

Q.       WHY DO I NEED TO VOTE?

A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Q.       HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Board of Trustees of Alpha Select Funds recommends that you vote "FOR" the item(s) proposed on the enclosed proxy card(s).

Q.       WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER MEETING?

A. Turner Investment Partners, Inc., the sponsor of TIP Funds and Alpha Select Funds, will pay the costs of the solicitation and the shareholder meeting.

Q.       WHERE DO I MAIL MY PROXY CARD?

A. You may use the enclosed postage-paid envelope or mail your proxy card(s) to:

                  Alpha Select Funds
                  c/o Proxy Services
                  P.O. Box 9148
                  Farmingdale, NY  11735

         You may also vote over the internet or by telephone. Please follow the enclosed instructions to utilize these methods of voting.

Q.       WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at (888) TIP-7654 between 8:00 a.m. and 5:30 p.m. Eastern Time, Monday through Friday.

                               ALPHA SELECT FUNDS
                       (FORMERLY, TIP INSTITUTIONAL FUNDS)


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 25, 1999

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and Turner Short Duration Government Funds - Three Year Portfolio (each a "Fund" and, together, the "Funds") of Alpha Select Funds ("Alpha Select") will be held at the offices of SEI Investments Company ("SEI Investments"), Oaks, Pennsylvania 19456, on Monday, January 25, 1999 at 3:30 p.m. Eastern time (the "Meeting").

         At the Meeting, Shareholders of each Fund will be asked to consider and act upon a proposed Agreement and Plan of Reorganization and Liquidation pursuant to which each Fund will transfer all of its assets and liabilities to a portfolio of TIP Funds with an identical investment objective and comparable investment policies in exchange for shares of the applicable portfolio. The new portfolios of TIP Funds designated to acquire the assets and liabilities are Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and Turner Short Duration Government Funds - Three Year Portfolio. The proposals, which are identical for each Fund and which are more fully described in the attached Proxy Statement, are as follows:

1.  PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND:

         APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZAION AND LIQUIDIATION PROVIDING FOR THE TRANSFER OF THE ASSETS AND LIABILITIES OF THE PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND, A PORTFOLIO OF ALPHA SELECT FUNDS, IN EXCHANGE FOR SHARES OF THE PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND, A PORTFOLIO OF TIP FUNDS.

2.  TURNER MICRO CAP GROWTH FUND:

         APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION PROVIDING FOR THE TRANSFER OF THE ASSETS AND LIABLITIIES OF THE TURNER MICRO CAP GROWTH FUND, A PORTFOLIO OF ALPHA SELECT FUNDS, IN EXCHANGE FOR SHARES OF THE TURNER MICRO CAP GROWTH FUND, A PORTFOLIO OF TIP FUNDS.

3. TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO:

         APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION PROVIDING FOR THE TRANSFER OF THE ASSETS AND LIABILITIES OF THE TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO, A PORTFOLIO OF ALPHA SELECT FUNDS, IN EXCHANGE FOR SHARES OF THE TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO, A PORTFOLIO OF TIP FUNDS.

Shareholders of each Fund will vote separately on each Proposal applicable to them.

         The persons named as proxies are authorized to vote on such other business as may properly come before the Meeting in accordance with their own discretion.

         All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed Proxy Card(s) and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote over the internet or by telephone. Please follow the enclosed instructions to utilize these methods of voting.

         Shareholders of record at the close of business on Friday, December 11, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                         BY ORDER OF THE BOARD OF TRUSTEES



                                         JAMES W. JENNINGS, SECRETARY


December 28, 1998

                               ALPHA SELECT FUNDS
                       (FORMERLY, TIP INSTITUTIONAL FUNDS)


                                 PROXY STATEMENT


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Alpha Select Funds ("Alpha Select") for use at a Special Meeting of Shareholders to be held on Monday, January 25, 1999 at 3:30 p.m., Eastern time, at the offices of SEI Investments Company ("SEI Investments"), Oaks, Pennsylvania 19456, and at any adjourned session thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and Turner Short Duration Government Funds - Three Year Portfolio (each a "Fund" and, together, the "Funds") of record at the close of business on Friday, December 11, 1998 ("Shareholders"), are entitled to vote at the Meeting. As of December 11, 1998, the approximate number of units of beneficial interest ("shares") issued and outstanding for each of the Funds is set forth below:


FUNDS                                                                           SHARES OUTSTANDING
-----                                                                           ------------------

Penn Capital Strategic High Yield Bond Fund                                       3,959,755.6850
Turner Micro Cap Growth Fund                                                        334,618.2100
Turner Short Duration Government Funds - Three Year Portfolio                     1,098,576.2950

         Each whole share entitles the holder of record to one vote for each dollar of net asset value of such Share (carried forward to two decimal places) on each matter to be acted upon at the Meeting.

         In addition to the solicitation of proxies by mail, Trustees and officers of Alpha Select, officers and employees of SEI Investments, the administrator and shareholder servicing agent for Alpha Select, Turner Investment Partners, Inc. ("Turner"), and Penn Capital Management Company ("Penn Capital") may solicit proxies in person or by telephone. Employees of SEI Investments, Turner, and Penn Capital will not be compensated by Alpha Select for their solicitation activities. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of the solicitation and the shareholder meeting will be borne by Turner. The proxy card(s) and this Proxy Statement are being mailed to Shareholders on or about Monday, December 28, 1998.

         Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person. You may also vote over the internet or by telephone. Please follow the enclosed instructions to utilize these methods of voting.

PROPOSALS

1.  PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND:

         APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUDIATION PROVIDING FOR THE TRANSFER OF THE ASSETS AND LIABILITIES OF THE PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND, A PORTFOLIO OF ALPHA SELECT FUNDS, IN EXCHANGE FOR SHARES OF THE PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND, A PORTFOLIO OF TIP FUNDS.

2.  TURNER MICRO CAP GROWTH FUND:

         APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUDIATION PROVIDING FOR THE TRANSFER OF THE ASSETS AND LIABILITIES OF THE TURNER MICRO CAP GROWTH FUND, A PORTFOLIO OF ALPHA SELECT FUNDS, IN EXCHANGE FOR SHARES OF THE TURNER MICRO CAP GROWTH FUND, A PORTFOLIO OF TIP FUNDS.

3. TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO:

         APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION PROVIDING FOR THE TRANSFER OF THE ASSETS AND LIABILITIES OF THE TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO, A PORTFOLIO
         OF ALPHA SELECT FUNDS, IN EXCHANGE FOR SHARES OF THE TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO, A PORTFOLIO OF TIP FUNDS.

INTRODUCTION

         The Meeting is being called in order to permit the Shareholders of the Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and Turner Short Duration Government Funds - Three Year Portfolio of Alpha Select to vote on an Agreement and Plan of Reorganization and Liquidation (the "Agreement"). Shareholders of each Fund will vote separately on the transactions. Assuming approval by the Shareholders of each Fund, each Fund will transfer all of its assets and liabilities to one of three corresponding "shell" portfolios of TIP Funds in exchange for shares of such portfolios. The portfolios of TIP Funds are: Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and Turner Short Duration Government Funds - Three Year Portfolio, (each a "Portfolio" and, together, the "Portfolios").

         The Board of Trustees of Alpha Select is recommending that Shareholders of the Funds approve the Agreement between Alpha Select, on behalf of the Funds, and TIP Funds, on behalf of the Portfolios. The Agreement provides for the transfer of all of the assets of each Fund to the corresponding Portfolio in exchange solely for shares of beneficial interest of such Portfolio and the assumption by such Portfolio of the liabilities of such Fund and the distribution of such Portfolio's shares to the Shareholders of such Fund in liquidation of such Fund (the "Reorganization").

         Once shares of a Portfolio have been distributed to Shareholders of the corresponding Fund, the such Fund will be liquidated. The Board of Trustees anticipates that the exchange of assets of the Funds for shares of the Portfolios will occur on January 27, 1999. A copy of the Agreement is attached to this Proxy Statement as Exhibit A, and the description of the Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

SUMMARY OF THE TRANSACTION

         Alpha Select Funds is organized as a Delaware business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and Turner Short Duration Government Funds - Three Year Portfolio of Alpha Select to vote on an Agreement pursuant to which each of the Funds will transfer all of its assets and liabilities to one of three newly-organized Portfolios of TIP Funds in exchange for shares of TIP Funds' Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and Turner Short Duration Government Funds - Three Year Portfolio. Once shares of the TIP Funds Portfolios have been distributed to Shareholders of the Alpha Select Funds, the Funds will be liquidated. It is currently anticipated that the Reorganization will occur on January 27, 1999.

DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

         The Agreement by and between Alpha Select, on behalf of each of the Funds, and TIP Funds, on behalf of each of the Portfolios, provides for:

         (i) the transfer of all, or substantially all, of the assets of the Alpha Select Penn Capital Strategic High Yield Bond Fund solely in exchange for shares of beneficial interest of the TIP Funds Penn Capital Strategic High Yield Bond Fund and the assumption by the TIP Funds Penn Capital Strategic High Yield Bond Fund of all, or substantially all, of the liabilities of the Alpha Select Penn Capital Strategic High Yield Bond Fund, followed by the distribution on the closing date of the TIP Funds Penn Capital Strategic High Yield Bond Fund shares to the holders of Alpha Select Penn Capital Strategic High Yield Bond Fund shares;

         (ii) the transfer of all, or substantially all, of the assets of the Alpha Select Turner Micro Cap Growth Fund solely in exchange for shares of beneficial interest of the TIP Funds Turner Micro Cap Growth Fund and the assumption by the TIP Funds Turner Micro Cap Growth Fund of all, or substantially all, of the liabilities of the Alpha Select Turner Micro Cap Growth Fund, followed by the distribution on the closing date of the TIP Funds Turner Micro Cap Growth Fund shares to the holders of Alpha Select Turner Micro Cap Growth Fund shares; and

         (iii) the transfer of all, or substantially all, of the assets of the Alpha Select Turner Short Duration Government Funds - Three Year Portfolio solely in exchange for shares of beneficial interest of the TIP Funds Turner Short Duration Government Funds - Three Year Portfolio and the assumption by the TIP Funds Turner Short Duration Government Funds - Three Year Portfolio of all, or substantially all, of the liabilities of the Alpha Select Turner Short Duration Government Funds - Three Year Portfolio, followed by the distribution on the closing date of the TIP Funds Turner Short Duration Government Funds - Three Year Portfolio shares to the holders of Alpha Select Turner Short Duration Government
                  Funds - Three Year Portfolio shares.

         On the closing date for the Reorganization, which is anticipated to be January 27, 1999, if the Funds obtain shareholder approval of the appropriate proposal for the Reorganization, each Fund will assign, deliver, and otherwise transfer all of its assets, and assign all or substantially all of its liabilities, to the corresponding Portfolio free and clear of all liens and encumbrances, and such Portfolio will acquire all the assets and will assume all such liabilities of the corresponding Funds in exchange for shares of such Portfolio. In addition, the Agreement provides that the net asset value per share of each Fund and of each corresponding Portfolio will be equal and the number of shares of each Portfolio issued in exchange for shares of the corresponding Fund will equal the number of shares of such Fund issued and outstanding at the time of the Reorganization. Thereafter, Alpha Select will take all necessary and proper steps to effect the complete termination of each Fund.

         The Agreement also provides that TIP Funds will receive, prior to the closing, an opinion of counsel to the effect that: (i) Alpha Select and the Funds are duly organized and validly existing under the laws of the Commonwealth of Delaware; (ii) Alpha Select is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"); (iii) the Agreement and the Reorganization provided for therein and the execution of the Agreement have been duly authorized and approved by all requisite action of Alpha Select, and has been duly executed and delivered by Alpha Select on behalf of the Funds, and is a valid and binding obligation of the Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance, and similar laws or court decisions regarding enforcement of creditors' rights generally; and (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order, or other authorization of any federal or state court or administrative or regulatory agency is required for Alpha Select to enter into the Agreement or carry out its terms on behalf of the Funds that has not been obtained other than where the failure to obtain such consent, approval, order, or authorization would not have a material adverse affect on the operations of the Funds.

         In addition, Alpha Select shall have received, prior to the closing, an opinion of counsel to the effect that: (i) TIP Funds and the Portfolios are duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) TIP Funds is an open-end management investment company registered under the 1940 Act; (iii) the Agreement, the Reorganization provided for therein, and the execution of the Agreement have been duly authorized and approved by all requisite corporate action of TIP Funds and the Agreement has been duly executed and delivered by TIP Funds and is a valid and binding obligation of TIP Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administration or regulatory agency is required for TIP Funds to enter into the Agreement or carry out its terms on behalf of the Portfolios that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of TIP Funds or the Portfolios; and
(v) TIP Funds shares to be issued in the reorganization have been duly authorized and upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid and non-assessable.

TAX CONSEQUENCES OF THE REORGANIZATION

         At the time of the closing, Alpha Select and TIP Funds shall have received an opinion of counsel substantially to the effect that, for federal income tax purposes: (1) no gain or loss will be recognized by a Fund upon the transfer of its assets in exchange solely for the corresponding Portfolio's shares and the assumption by such Portfolio of that Fund's stated liabilities;
(2) no gain or loss will be recognized by a Portfolio on its receipt of a Fund's assets in exchange for that Portfolio's shares and the assumption by that Portfolio of such Fund's liabilities; (3) the basis of a Fund's assets in a Portfolio's hands will be the same as the basis of those assets in that Fund's hands immediately before the conversion; (4) a Portfolio's holding period for the assets transferred to the Portfolio by a Fund will include the holding period of those assets in the Fund's hands immediately before the conversion;
(5) no gain or loss will be recognized by a Fund on the distribution of a Portfolio's shares to that Fund's shareholders in exchange for their shares of the Fund; (6) no gain or loss will be recognized to a shareholder of a Fund as a result of the Fund's distribution of a Portfolio's shares to that Fund's shareholders in exchange for the Fund's shareholder's shares of the Fund; (7) the basis of a Portfolio's shares received by a Fund's shareholders will be the same as the adjusted basis of that Fund's shareholders' shares of the Fund surrendered in exchange therefor; and (8) the holding period of a Portfolio's shares received by a Fund's shareholders will include the Fund's shareholders' holding period for the Fund's shareholders' shares of the Fund surrendered in exchange therefor, provided that the Fund's shares were held as capital assets on the date of the conversion.

         The Reorganization is expected to qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), with each of the Portfolios and the Funds being "parties to a reorganization" within the meaning of Section 368(b) of the Code. As a consequence, the Reorganization will be tax-free for each of the Portfolios, the Funds and their respective Shareholders.

DESCRIPTION OF ALPHA SELECT FUNDS AND THE FUNDS

         Alpha Select was organized under Delaware law as a business trust pursuant to a Declaration of Trust dated October 25, 1993, and amended on November 16, 1998. Alpha Select is an open-end management investment company registered under the 1940 Act, and has authorized capital consisting of an unlimited number of units of beneficial interest without par value of separate series. Each of the Funds is a duly organized and validly existing series of Alpha Select.

         The Penn Capital Strategic High Yield Bond Fund seeks to maximize income through high current yield and, as a secondary objective, to produce above average capital appreciation. The Fund invests primarily in a diversified portfolio of high yield bonds.

         The Turner Micro Cap Growth Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $500 million at the time of purchase that the Adviser believes offer strong earnings growth potential.

         The Turner Short Duration Government Funds - Three Year Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management. The Fund invests primarily in attractively priced obligations either issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Moreover, the Fund seeks to limit fluctuations and principal and reduce interest rate risk by maintaining average effective durations no greater than those of three-year U.S. Treasury notes. Effective duration is an indicator of a security's volatility or risk associated with changes in interest rates.

         Turner serves as investment adviser to the Turner Micro Cap Growth and Turner Short Duration Government Funds pursuant to investment advisory agreements dated January 1, 1998, and March 1, 1998 (each, an "Advisory Agreement"). The Funds' Advisory Agreements with Turner provides, in part, that Turner makes investment decisions for the assets of the Funds it advises and continuously reviews, supervises and administers such Funds' investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust. For its services, Turner is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Turner Micro Cap Growth Fund and .25% of the average daily net assets of the Turner Short Duration Government Funds - Three Year Portfolio.

         Penn Capital serves as investment adviser to the Penn Capital Strategic High Yield Bond Fund pursuant to an investment advisory agreement dated March 1, 1998 (the "Penn Advisory Agreement"). The Penn Advisory Agreement provides in part, that Penn Capital makes investment decisions for the assets of the Penn Capital Strategic High Yield Bond Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. For its services, Penn Capital is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of .55% of the average daily net assets of the Penn Capital Strategic High Yield Bond Fund.

         Turner has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses of the Turner Micro Cap Growth Fund and Turner Short Duration Government Funds - Three Year Portfolio, in order to limit their total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.25% and .36% (.61% for Adviser Class Shares), respectively. Penn Capital has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses of the Penn Capital Strategic High Yield Bond Fund in order to limit its total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than .68% (.93% for Adviser Class Shares). Turner and Penn Capital reserve the right, in their sole discretion, to terminate these voluntary fee waivers and reimbursements at any time. Absent these fee waivers and expense reimbursements, the total operating expenses of the Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and Turner Short Duration Government Funds - Three Year Portfolio, during the most recent fiscal year would have been .68%, 1.25%, and .61%, respectively.

DESCRIPTION OF TIP FUNDS AND THE PORTFOLIOS

         TIP Funds was organized under Massachusetts law as a business trust pursuant to an Agreement and Declaration of Trust dated January 26, 1996, as amended and restated on February 21, 1997. TIP Funds is an open-end management investment company registered under the 1940 Act which has authorized capital consisting of an unlimited number of units of beneficial interest, each with a par value of $.00001, of each of the separate series of TIP Funds. The Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and Turner Short Duration Government Funds - Three Year Portfolio, are each duly organized and validly existing series of TIP Funds.

         The Strategic High Yield Bond Fund seeks to maximize income through high current yield and, as a secondary objective, to produce above average capital appreciation. The Fund invests primarily in a diversified portfolio of high yield bonds.

         The Micro Cap Growth Fund seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $500 million at the time of purchase that the Adviser believes offer strong earnings growth potential.

         The Turner Short Duration Government Funds - Three Year Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management. The Fund invests primarily in attractively priced obligations either issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Moreover, the Fund seeks to limit fluctuations and principal and reduce interest rate risk by maintaining average effective durations no greater than those of three-year U.S. Treasury notes.

         Following the conclusion of the reorganization, Turner and Penn Capital will serve as investment advisers to the corresponding series of TIP Funds. The investment advisory agreements between Turner and Penn Capital and TIP Funds are substantially identical to the advisory agreements that exist between Turner and Penn Capital and Alpha Select, on behalf of the Funds. Significantly, the investment advisory agreements provide for the same fees, duties, and standards of care.

         Turner will serve as investment adviser to the Turner Micro Cap Growth and Turner Short Duration Government Funds pursuant to an investment advisory agreement which provides, in part, that Turner makes investment decisions for the assets of the Funds it advises and continuously reviews, supervises and administers such Funds' investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust. For its services, Turner is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Turner Micro Cap Growth Fund and
 .25% of the average daily net assets of the Turner Short Duration Government Funds - Three Year Portfolio.

         Penn Capital will serve as investment adviser to the Penn Capital Strategic High Yield Bond Fund pursuant to an investment advisory agreement which provides in part, that Penn Capital makes investment decisions for the assets of the Penn Capital Strategic High Yield Bond Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. For its services, Penn Capital is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of .55% of the average daily net assets of the Penn Capital Strategic High Yield Bond Fund.

         Turner has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses of the Turner Micro Cap Growth Fund, and Turner Short Duration Government Funds - Three Year Portfolio, in order to limit their total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.25% and .36% (.61% for Adviser Class Shares), respectively. Penn Capital has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses of the Penn Capital Strategic High Yield Bond Fund in order to limit its total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than .68% (.93% for Adviser Class Shares). Turner and Penn Capital reserve the right, in their sole discretion, to terminate these voluntary fee waivers and reimbursements at any time.

         The tables below set forth comparative fee information (after waivers and reimbursements) for both the Funds and the Portfolios:

====================================================================================================================
                                           Alpha Select                         TIP Funds
                                           Penn Capital Strategic High          Penn Capital Strategic High
                                           Yield Bond Fund(1)                   Yield Bond Fund(2)
====================================================================================================================
Advisory Fees (after fee waivers)                    .55%                                .55%
--------------------------------------------------------------------------------------------------------------------
Other Expenses                                       .13%                                .13%
--------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after                      .68%                                .68%
fee waivers)
====================================================================================================================


====================================================================================================================
                                           Alpha Select                         TIP Funds
                                           Turner Micro Cap Growth              Turner Micro Cap Growth
                                           Fund(1)                              Fund(2)
====================================================================================================================
Advisory Fees (after fee waivers)                   1.00%                               1.00%
--------------------------------------------------------------------------------------------------------------------
Other Expenses (after expense                        .25%                                .25%
reimbursements)
--------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee                 1.25%                               1.25%
waivers and expense reimbursements)
====================================================================================================================


====================================================================================================================
                                           Alpha Select                         TIP Funds
                                           Turner Short Duration                Turner Short Duration
                                           Government Funds - Three Year        Government Funds - Three Year
                                           Portfolio(1)                         Portfolio(2)
====================================================================================================================
Advisory Fees (after fee waivers)                    .25%                                .25%
--------------------------------------------------------------------------------------------------------------------
Other Expenses (after expense                        .36%                                .36%
reimbursements)
--------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee                  .61%                                .61%
waivers and expense reimbursements)
====================================================================================================================

(1) The "Advisory Fees" and "Other Expenses" shown reflect current voluntary waivers and/or reimbursements by Turner Partners. Absent such waivers and/or reimbursements, "Advisory Fees" for the Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and the Turner Short Duration Government Funds - Three Year Portfolio would be .68%, .33%, and .64%, respectively; "Other Expenses" would be .55%, 1.00% and .25%, respectively; and "Total Operating Expenses" would be, 1.13%, 1.33% and .89%, respectively.

(2) Turner and Penn Capital have agreed for the first year of the Funds' operations, on a voluntary basis, to waive its advisory fee for the Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and the Turner Short Duration Government Funds - Three Years Portfolio to the extent necessary to keep the "Total Operating Expenses" of the Funds from exceeding .68%, 1.25% and .61%, respectively. Turner and Penn Capital reserve the right to terminate its waivers at any time in its sole discretion. Absent such waivers and/or reimbursements, "Advisory Fees" for the Penn Capital Strategic High Yield Bond Fund, Turner Micro Cap Growth Fund, and the Turner Short Duration Government Funds - Three Year Portfolio would be .55%, 1.00% and .25%, respectively, and "Total Operating Expenses" would be 1.13%, 1.33% and .89%, respectively.


REASONS FOR THE REORGANIZATION

         Turner has served as investment adviser to the Turner Micro Cap Growth Fund since its inception. In addition, Turner and its predecessor have served as adviser to the Turner Short Duration Government Funds - Three Year Portfolio since its inception. Penn Capital has served as adviser to the Penn Capital Strategic High Yield Bond Fund since its inception. In the interests of obtaining increased efficiencies relating to investment management and operational issues, Turner determined to propose to the Alpha Select Trustees and to the Funds' Shareholders, the transfer of the assets of the Funds, into newly-organized Portfolios of TIP Funds. Each of the Portfolios has an investment objective identical and comparable investment policies to that of its corresponding Fund. It is believed that the total operating expenses of TIP Funds and each of its Portfolios (after fee waivers) will be equal to or lower than that of the corresponding Fund of Alpha Select. Specifically, the Trustees of Alpha Select are proposing the Reorganization for two principal reasons:

o POTENTIALLY LOWER OPERATING EXPENSES: TIP Funds currently consists of 12 series with substantial assets. Once the Funds are reorganized into corresponding series of TIP Funds, they will pay lower administrative and other fees due to the higher asset levels of TIP Funds.

o SYNERGIES WITH THE OTHER TIP FUNDS: Six TIP Funds are currently managed by Turner Investment Partners, Inc., and two TIP Funds are currently managed by Penn Capital Management Company, Inc. Having all of the Turner- and Penn Capital-advised Funds available in a single entity will facilitate exchanges between the Funds. In addition, it is hoped that the Funds will achieve operating efficiencies and will realize economies of scale.

CONSIDERATIONS OF THE TRUSTEES OF THE ALPHA SELECT FUND

         At Meetings held on November 4, 1998 and November 20, 1998, the Trustees of Alpha Select reviewed the Agreement and terms of the Reorganization and determined that the Reorganization is in the best interests of the Funds and the Funds' Shareholders, and that the interests of the Funds' Shareholders will not be diluted as a result of the Reorganization.

         In making this determination, the Trustees carefully reviewed the terms and provisions of the Agreement, the substantial similarity of the objectives, policies and restrictions of the Funds and the corresponding Portfolios, the tax consequences of the Reorganization to the Funds and their Shareholders, and the expense ratios of the Funds and the Portfolios. In addition, the Trustees considered the performance of the Funds since their inception, the nature and quality of the services expected to be rendered to the Portfolios by Turner and Penn Capital, as well as the services provided by Turner and Penn Capital to the Funds, the fact that the compensation payable to Turner and Penn Capital will be the same for the Funds as for the Portfolios, the history, reputation, qualification and background of Turner and Penn Capital and the qualifications of their personnel and their financial condition, and the benefits expected to be realized by the Shareholders of the Funds as a result of the Reorganization, including the potential efficiencies and economies of scale discussed in "Reasons for the Reorganization."

         After careful review and consideration, the Trustees have determined to recommend that the Shareholders of the Funds approve the Agreement and the Reorganization transaction. If this recommendation is not adopted by Shareholders of a Fund, the Reorganization will be effectuated with respect to any approving Fund, and any non-approving Fund will continue to operate in the same manner as prior to the proposed Reorganization.


COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS AND THE PORTFOLIOS

         Each of the newly organized Portfolios of TIP Funds has an investment objective that is identical to the investment objective of each corresponding Fund of Alpha Select. The TIP Funds Turner Short Duration Government Funds - Three Year Portfolio, however, has slightly increased investment flexibility. DESPITE THIS INCREASED FLEXIBILITY, HOWEVER, IT IS NOT ANTICIPATED THAT THE ACTUAL INVESTMENT STRATEGIES THAT WILL BE EMPLOYED BY TURNER FOR NEWLY-CREATED TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO WILL BE MATERIALLY DIFFERENT THAN THOSE TURNER HAS EMPLOYED FOR THE ALREADY-EXISTING TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO.

         As mentioned above, the existing Turner Short Duration Government
Funds - Three Year Portfolio will have an increased investment flexibility, despite the fact that Turner has no present intention of changing the investment strategy of the Portfolio. For example, the Portfolio will have slightly increased flexibility to borrow money for temporary defensive purposes and to lend a slightly higher percentage of its assets to third parties. While this may give the Portfolio more flexibility, Turner has no present intention of engaging in investment techniques that are different from the techniques currently utilized by the Fund.

         In addition, the Alpha Select Funds and TIP Funds each have a different Board of Trustees. However, the Funds have the same administrator, custodian, distributor and transfer agent as the Alpha Select Funds, as well as the same principal executive officers. Please see "Additional Information about Alpha Select Funds and Other Matters."

INVESTMENT ADVISORY INFORMATION

         Turner Investment Partners, Inc., is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of August 1, 1998, Turner had discretionary management authority with respect to approximately $3 billion of assets. Turner has provided investment advisory services to investment companies since 1992, and currently advises six portfolios of TIP Funds. The principal business address of Turner is 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312.

         Turner serves as the investment adviser for the Alpha Select Turner Micro Cap Fund and Turner Short Duration Government Funds - Three Year Portfolio under an investment advisory agreement. Under the advisory agreement, Turner continuously reviews, supervises and administers these Funds' investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust. The same portfolio management personnel will manage the TIP Funds Turner Micro Cap Fund and Turner Short Duration Government Funds - Three Year Portfolio.

         Penn Capital Management Company, Inc., 52 Haddonfield-Berlin Road, Suite 1000, Cherry Hill, New Jersey 08034, is a professional investment management firm founded in 1987 and registered as an investment adviser under the Investment Advisers Act. Richard A. Hocker is a founding partner and Chief Investment Officer of Penn Capital, an investment management firm that manages the investment portfolios of institutions and high net worth individuals and which currently has assets under management of approximately $350 million. Penn Capital also serves as adviser to two portfolios of TIP Funds.

         Penn Capital serves as the investment adviser for the Alpha Select Penn Capital Strategic High Yield Bond Fund under an investment advisory agreement. Under the advisory agreement, Penn Capital continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The same portfolio management personnel will manage the TIP Funds Penn Capital Strategic High Yield Bond Fund.

            THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE ALPHA
          SELECT FUNDS VOTE FOR THE PROPOSALS TO APPROVE THE AGREEMENT
                   AND PLAN OF REORGANIZATION AND LIQUIDATION.

SHAREHOLDER RIGHTS

GENERAL. Alpha Select Funds was established as a business trust under Delaware law by a Declaration of Trust dated October 25, 1993, and amended and restated as of November 16, 1998. The Fund is also governed by its By-Laws and by applicable Delaware law.

TIP Funds was established as a business trust under Massachusetts law by a Declaration of Trust dated January 26, 1996, and amended and restated as of February 21, 1997. The Fund is also governed by its By-Laws and by applicable Massachusetts law.

SHARES. Alpha Select Funds is authorized to issue an unlimited number shares of beneficial interest, with no par value, from an unlimited number of series (portfolios) of shares. The shares of each Alpha Select Fund have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

TIP Funds is authorized to issue an unlimited number shares of beneficial interest, with a par value of $.00001 per share, from an unlimited number of series (portfolios) of shares. The shares of each TIP Fund have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

SHAREHOLDER MEETINGS. Annual meetings of shareholders of Alpha Select Funds will not be held, but special meetings of shareholders may be held under certain circumstances. A meeting will be held to vote on the removal of a Trustee(s) of a Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Funds will assist in shareholder communications in such matters to the extent required by law.

TIP Funds has similar voting provisions.

ELECTION AND TERM OF TRUSTEES. Alpha Select's affairs are supervised by the Trustees under the laws governing business trusts in the State of Delaware. Trustees of Alpha Select are elected by a majority vote of a quorum cast by written ballot at the regular meeting of shareholders, if any, or at a special meeting held for that purpose. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation. Shareholders may remove a Trustee by vote of a majority of the votes entitled to be cast for the election of directors and may elect a successor to fill a resulting vacancy. A Trustee elected thereby serves for the balance of the term of the removed Trustee.

TIP Funds has similar requirements regarding Trustees, except it is governed by the laws of the Commonwealth of Massachusetts.

SHAREHOLDER LIABILITY. Shareholders of Alpha Select are not personally liable for the obligations of the Alpha Select Funds.

The shareholders of the TIP Funds generally are not personally liable for the acts, omissions or obligations of the Trustees or of TIP Funds.

LIABILITY OF TRUSTEES. The Trustees shall not be personally liable for any obligation of the Alpha Select Funds. The Funds will indemnify its Trustees and officers out of Fund assets against all liabilities and expenses except for liabilities arising from such person's self-dealing, willful misconduct or recklessness.

TIP Funds has similar provisions regarding Trustee liability.

ADDITIONAL INFORMATION ABOUT THE FUNDS AND OTHER MATTERS

THE ADMINISTRATOR. SEI Investments Mutual Funds Services (the "Administrator") provides both TIP Funds and Alpha Select Funds with administrative services, including regulatory reporting and all necessary office space, equipment, personnel, and facilities.

The Administrator also serves as shareholder servicing agent for both TIP Funds and Alpha Select Funds under a shareholder servicing agreement with each Trust.

THE TRANSFER AGENT AND CUSTODIAN. DST Systems, Inc. (the "Transfer Agent"), 330
W. 9th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for both TIP Funds and Alpha Select Funds under a transfer agency agreement with each Trust. First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as the custodian (the "Custodian") of Alpha Select Funds and TIP Funds.

THE DISTRIBUTOR. SEI Investments Distribution Co. ("SIDCo."), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, acts as distributor for both TIP Funds and Alpha Select Funds pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for its distribution services to TIP Funds.

PORTFOLIO TRANSACTIONS. For Alpha Select Funds' fiscal period ended September 30, 1998, the Funds paid the following amounts in brokerage commissions to affiliates of the Funds.

--------------------------------------------------------------------------------------------------------------------
                                     TOTAL BROKERAGE             AMOUNT PAID TO            % PAID TO AFFILIATED
         FUND                          COMMISSIONS             AFFILIATED BROKER                  BROKER
--------------------------------------------------------------------------------------------------------------------
Penn Capital Strategic                   $10,312                       N/A                          N/A
High Yield Bond Fund
--------------------------------------------------------------------------------------------------------------------
Turner Micro Cap                          $6,974                       N/A                          N/A
Growth Fund
--------------------------------------------------------------------------------------------------------------------
Turner Short Duration                       N/A                        N/A                          N/A
Government Funds - Three
Year Portfolio
--------------------------------------------------------------------------------------------------------------------


VOTING INFORMATION

ADJOURNMENT. In the event that sufficient votes in favor of a Proposal for one or more Funds set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by Turner.

REQUIRED VOTE. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization Agreement. Approval of a Proposal with respect to a Fund requires the affirmative vote of a majority of the Shareholders of that Fund.

Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining the number of voting securities present at the Meeting, and will therefore have the effect of counting against the Proposal.

5% SHAREHOLDERS. As of December 11, 1998, the following persons were the only persons who were, to the knowledge of Alpha Select, beneficial owners of 5% or more of shares of the Funds:

--------------------------------------------------------------------------------------------------------------------
                                   NAME AND ADDRESS OF BENEFICIAL            NUMBER OF       PERCENTAGE OF FUND'S
              FUND                             OWNER                           SHARES               SHARES
--------------------------------------------------------------------------------------------------------------------

Penn Capital Strategic High        Connelly Foundation                     1,121,076.233           28.31%
Yield Bond Fund                    One Tower Bridge Suite 1450
                                   West Conshohocken, PA 19428

                                   Central Maine Power                       830,251.749           20.97%
                                   Company Pension Trust
                                   The Bank of New York
                                   c/o Magaly Formoso
                                   1 Wall Street Center, Floor 12
                                   New York, NY 10286

                                   Batrus & Co.                              663,515.727           16.76%
                                   c/o Bankers Trust Company
                                   P.O. Box 9005
                                   New York, NY 10087-9005

                                   Byrd & Co.                                430,088.174           10.86%
                                   c/o First Union National Bank
                                   Mutual Funds Dividend
                                   Processing PA4905
                                   530 Walnut Street
                                   Philadelphia, PA 19106-3620

                                   Infid & Co.                               199,275.800            5.03%
                                   c/o Bankers Trust Company
                                   P.O. Box 9005
                                   New York, NY 10087-9005

Turner Micro Cap Growth            Charles Schwab & Co. Inc.                  75,108.804           22.45%
Fund                               Attn: Mutual Funds/Team S
                                   4500 Cherry Creek Drive S Floor 3
                                   Denver, CO 80209

                                   John C. Webber Jr. TR                      50,001.255           14.94%
                                   John C. Webber Trust
                                   8000 N. MacArthur Blvd, Apt. 2024
                                   Irving, TX 75063-4101

                                   Christina Weber TR                         50,000.000           14.94%
                                   Christina Weber Trust
                                   DTD 00/00/00
                                   117 W. 12th Street
                                   New York, NY 10011-8200

                                   Chester C. Webber TR                       47,214.353           14.11%
                                   U/A 7/30/1993
                                   Chester C. Webber Trust
                                   P.O. Box 2108
                                   Ocala, FL 34478-2108

                                   Robert E. Turner &                         20,530.385            6.14%
                                   Carolyn W. Turner JTWROS
                                   9 Horseshoe Lane
                                   Paoli, PA 19301-1909

                                   Carolyn Turner TR                          20,000.000            5.98%
                                   Robert E. Turner Jr., Trust
                                   9 Horseshoe Lane
                                   Paoli, PA 19301-1909

Turner Short Duration              Bryn Mawr                                 799,594.910           72.78%
Government Funds - Three           Attn: Jerry Berenson
Year Portfolio                     101 N. Merion Avenue
                                   Bryn Mawr, PA 19010-2899

                                   Charles Schwab & Co.                      215,412.100           19.61%
                                   101 Montgomery Street
                                   San Francisco, CA 94101-4122


Alpha Select's Trustees and officers beneficially own less than 1% of the shares of Alpha Select.

OTHER INFORMATION

SHAREHOLDER PROPOSALS. Alpha Select Funds does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of Alpha Select Funds c/o SEI Investments Company, Legal Department, Oaks, Pennsylvania 19456.

REPORTS TO SHAREHOLDERS. Alpha Select will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Funds and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to Alpha Select Funds, or by calling 1-888-TIP-7654.

OBTAINING ADDITIONAL INFORMATION. Information about TIP Funds and Alpha Select Funds, including the prospectus, SAI, and shareholder reports of each Fund, may be obtained from the SEC in any of the following ways: (1) in person: you may review and copy documents in the SEC's Public Reference Room in Washington D.C. (for information call 1-800-SEC-0330); (2) on-line: you may retrieve information from the SEC's web site at "http://www.sec.gov"; or (3) mail: you may request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-6009. To aid you in obtaining this information, TIP Funds' 1940 Act registration number is 811-07527 and Alpha Select Funds' 1940 Act registration number is 811-08104.

OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES. Shareholder inquiries may be addressed to Alpha Select Funds in writing at the address on the cover page of this Proxy Statement or by telephoning 1-888-TIP-7654.

                              ---------------------

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO UTILIZE THESE METHODS OF VOTING.

                                                                       EXHIBIT A

                           FORM OF AGREEMENT AND PLAN
                        OF REORGANIZATION AND LIQUIDATION


         AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of _____________, 199_ (the "Agreement"), by and between the Alpha Select Funds (the "Trust"), a Delaware business trust, on behalf of the Penn Capital Strategic High Yield Bond Fund, the Turner Micro Cap Growth Fund, and the
Turner Short Duration Government Funds - Three Year Portfolio (collectively, the "Acquired Funds"), and the TIP Funds ("TIP Funds") a Massachusetts business trust, on behalf of the TIP Penn Capital Strategic High Yield Bond Fund, the TIP Turner Micro Cap Growth Fund, and TIP Turner Short Duration Government Funds - Three Year Portfolio (collectively, the "Acquiring Funds").

         WHEREAS, the Trust was organized under Delaware law as a business trust under a Declaration of Trust dated October 25, 1993, as amended and restated on November 16, 1998. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust has authorized capital consisting of an unlimited number of units of beneficial interest of separate series of the Trust. The Acquired Funds are duly organized and validly existing series of the Trust;

         WHEREAS, TIP Funds was organized under Massachusetts law as a business trust under a Declaration of Trust dated January 26, 1996, as amended and restated on February 21, 1997. TIP Funds is an open-end management investment company registered under the 1940 Act. TIP Funds has authorized capital consisting of an unlimited number of units of beneficial interest of separate series of TIP Funds. The Acquiring Funds are duly organized and validly existing series of TIP Funds;

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the transfer of all of the assets of the Acquired Funds solely in exchange for the assumption by the corresponding Acquiring Funds of all or substantially all of the liabilities of the Acquired Funds and units of beneficial interest of the corresponding Acquiring Funds ("Acquiring Funds Shares") followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such Acquiring Funds Shares to the holders of units of beneficial interest of the Acquired Funds ("Acquired Funds Shares") on the terms and conditions hereinafter set forth in liquidation of the Acquired Funds. The parties hereto covenant and agree as follows:

1. PLAN OF REORGANIZATION. At the Effective Time, the Acquired Funds will assign, deliver and otherwise transfer all of their assets and good and marketable title thereto, and assign all or substantially all of the liabilities as are set forth in a statement of assets and responsibilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the Acquiring Funds free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and the Acquiring Funds shall acquire all such assets, and shall assume all such liabilities of the Acquired Funds, in exchange for delivery to the Acquired Funds by the Acquiring Funds of a number of Acquiring Funds Shares (both full and fractional) equivalent in number and value to the Acquired Funds Shares outstanding immediately prior to the Effective Time. The assets and stated liabilities of the Acquired Funds, as set forth in the Statement of Assets and Liabilities attached hereto as Exhibit A, shall be exclusively assigned to and assumed by the Acquiring Funds. All debts, liabilities, obligations and duties of the Acquired Funds, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the Acquiring Funds and may be enforced against the Acquiring Funds to the same extent as if the same had been incurred by the Acquiring Funds.

2. TRANSFER OF ASSETS. The assets of the Acquired Funds to be acquired by the corresponding series of the Acquiring Funds and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Funds and other property owned by the Acquired Funds at the Effective Time.

3. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUNDS. At the Effective Time, the Acquired Funds will liquidate and the Acquiring Funds Shares (both full and fractional) received by the Acquired Funds will be distributed to the shareholders of record of the Acquired Funds as of the Effective Time in exchange for their respective Acquired Funds Shares and in complete liquidation of the Acquired Funds. Each shareholder of the Acquired Funds will receive a number of Acquiring Funds Shares equal in number and value to the Acquired Funds Shares held by that shareholder, and each Acquiring Funds and Acquired Funds share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Funds in the name of each shareholder of the Acquired Funds and representing the respective number of Acquiring Funds Shares due such shareholder. As soon as practicable after the Effective Time, but not later than _________, 199_ the Trust shall take all steps as shall be necessary and proper to effect a complete termination of the Acquired Funds.

4. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUNDS. The Acquiring Funds represent and warrant to the Acquired Funds as follows:

         (a) ORGANIZATION, EXISTENCE, ETC. TIP Funds is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

         (b) REGISTRATION AS INVESTMENT COMPANY. TIP Funds is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and will be in full force and effect.

         (c) FINANCIAL STATEMENTS. The audited financial statements, if any, of TIP Funds relating to the Acquiring Funds dated as of September 30, 1998 (the "Acquiring Funds Financial Statements"), which will, if available, be delivered to the Acquired Funds as of the Effective Time, will fairly present the financial position of the Acquiring Funds as of the date thereof.

         (d) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Funds Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Funds Shares or any other securities issued by the Acquiring Funds.

         (e) AUTHORITY RELATIVE TO THIS AGREEMENT. TIP Funds, on behalf of the Acquiring Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the TIP Funds Board of Trustees, and no other proceedings by the Acquiring Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquiring Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

         (f) LIABILITIES. There are no liabilities of the Acquiring Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Funds Financial Statements and liabilities incurred in the ordinary course of business subsequent to the Effective Time or otherwise previously disclosed to the Acquired Funds, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Funds.

         (g) LITIGATION. Except as previously disclosed to the Acquired Funds, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Acquiring Funds, threatened which would materially adversely affect the Acquiring Funds or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

         (h) CONTRACTS. Except for contracts and agreements disclosed to the Acquired Funds, under which no default exists, each of the Acquiring Funds is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquiring Funds.

         (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquiring Funds required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

5. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUNDS. The Acquired Funds represent and warrant to the Acquiring Funds as follows:

         (a) ORGANIZATION, EXISTENCE, ETC. The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.

         (b) REGISTRATION AS INVESTMENT COMPANY. The Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

         (c) FINANCIAL STATEMENTS. The audited financial statements of the Trust relating to the Acquired Funds for the fiscal year ended September 30, 1998, and the unaudited financial statements of the Acquired Funds dated as of March 31, 1998 (the "Acquired Funds Financial Statements"), as delivered to the Acquiring Funds, fairly present the financial position of the Acquired Funds as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

         (d) MARKETABLE TITLE TO ASSETS. Each of the Acquired Funds will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Funds. Upon delivery and payment for such assets, each of the Acquiring Funds will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

         (e) AUTHORITY RELATIVE TO THIS AGREEMENT. The Trust, on behalf of the Acquired Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Trust's Board of Trustees, and, except for approval by the shareholders of the Acquired Funds, no other proceedings by the Acquired Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquired Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

         (f) LIABILITIES. There are no liabilities of the Acquired Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Funds Financial Statements and liabilities incurred in the ordinary course of business subsequent to _________, 199_, or otherwise previously disclosed to the Acquiring Funds, none of which has been materially adverse to the business, assets or results of operations of the Acquired Funds. The Trust's Registration Statement, which is on file with the Securities and Exchange Commission, does not contain an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (g) LITIGATION. Except as previously disclosed to the Acquiring Funds, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Funds, threatened which would materially adversely affect the Acquired Funds or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

         (h) CONTRACTS. Except for contracts and agreements disclosed to the Acquiring Funds, under which no default exists, each of the Acquired Funds, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

         (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquired Funds required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS.

         (a) All representations and warranties of the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

         (b) The Acquiring Funds shall have received an opinion of counsel for the Acquired Funds, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquiring Funds, to the effect that (i) the Acquired Funds are duly organized and validly existing series of the Trust under the laws of the Commonwealth of Massachusetts; (ii) the Trust is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of each of the Acquired Funds and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquired Funds and is a valid and binding obligation of the Acquired Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for each of the Acquired Funds to enter into this Agreement or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Funds; and (v) upon consummation of this Agreement, the Acquiring Funds shall have acquired all of the Acquired Funds's assets listed in the Statement of Assets and Liabilities, free and clear of all liens encumbrances or adverse claims.

         (c) The Acquired Funds shall have delivered to the Acquiring Funds at the Effective Time the Acquired Funds' Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Funds as to the aggregate asset value of the Acquired Funds' portfolio securities.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS.

         (a) All representations and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

         (b) The Acquired Funds shall have received an opinion of counsel, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquired Funds, to the effect that: (i) the Acquiring Funds are duly organized and validly existing series of TIP Funds under the laws of the Commonwealth of Massachusetts; (ii) TIP Funds is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of each of the Acquiring Funds and this Agreement has been duly executed and delivered by the Acquiring Funds and is a valid and binding obligation of the Acquiring Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for each of the Acquiring Funds to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Funds; and (v) the Acquiring Funds Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS. The obligations of the Acquired Funds and the Acquiring Funds to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

         (a) Such authority from the Securities and Exchange Commission (the "SEC") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

         (b) With respect to the Acquired Funds, the Trust will call a meeting of shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval by shareholders of each of the Acquired Funds of this Agreement and the transactions contemplated herein, including the Reorganization and the termination of the Acquired Funds if the Reorganization is consummated. The Trust has prepared or will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Acquiring Funds has furnished or will furnish a current, effective Prospectus relating to the Acquiring Funds Shares for incorporation within and/or distribution with the Proxy Materials, and with such other information relating to the Acquiring Funds as is reasonably necessary for the preparation of the Proxy Materials.

         (c) The Registration Statement on Form N-1A of the Acquiring Funds shall be effective under the Securities Act of 1933 and, to the best knowledge of the Acquiring Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         (d) The shares of the Acquiring Funds shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

         (e) The Acquired Funds and the Acquiring Funds shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Funds and the Acquiring Funds substantially to the effect that for Federal income tax purposes:

                  (1) No gain or loss will be recognized to the Acquired Funds upon the transfer of its assets in exchange solely for the Acquiring Funds Shares and the assumption by the Acquiring Funds of the corresponding Acquired Fund's stated liabilities;

                  (2) No gain or loss will be recognized to the Acquiring Funds on its receipt of the Acquired Funds' assets in exchange for the Acquiring Funds Shares and the assumption by the Acquiring Funds of the corresponding Acquired Fund's liabilities;

                  (3) The basis of an Acquired Fund's assets in the corresponding Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the conversion;

                  (4) The Acquiring Funds' holding period for the assets transferred to the Acquiring Funds by the Acquired Funds will include the holding period of those assets in the corresponding Acquired Fund's hands immediately before the conversion;

                  (5) No gain or loss will be recognized to the Acquired Funds on the distribution of the Acquiring Funds Shares to the Acquired Funds' shareholders in exchange for their Acquired Funds Shares;

                  (6) No gain or loss will be recognized to the Acquired Funds' shareholders as a result of the Acquired Funds' distribution of Acquiring Funds Shares to the Acquired Funds' shareholders in exchange for the Acquired Funds' shareholders' Acquired Funds Shares;

                  (7) The basis of the Acquiring Funds Shares received by the Acquired Funds' shareholders will be the same as the adjusted basis of that Acquired Funds' shareholders' Acquired Funds Shares surrendered in exchange therefor; and

                  (8) The holding period of the Acquiring Funds Shares received by the Acquired Funds' shareholders will include the Acquired Funds' shareholders' holding period for the Acquired Funds' shareholders' Acquired Funds Shares surrendered in exchange therefor, provided that said Acquired Funds Shares were held as capital assets on the date of the conversion.

         (f) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of each of the Acquired Funds entitled to vote at an annual or special meeting.

         (g) The Board of Trustees of TIP Funds, at a meeting duly called for such purpose, shall have authorized the issuance by each of the Acquiring Funds of Acquiring Funds Shares at the Effective Time in exchange for the assets of the Acquired Funds pursuant to the terms and provisions of this Agreement.

9. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of the Acquired Funds' assets for Acquiring Funds Shares shall be effective as of close of business on January 27, 1999, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

10. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of the Trust, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

11. AMENDMENT. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders' Meeting called on behalf of the Acquired Funds pursuant to Section 8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Funds Shares to be paid to the Acquired Funds' shareholders under this Agreement to the detriment of the Acquired Funds, shareholders without their further approval.

12. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Massachusetts.

13. NOTICES. Any notice, report, statement or demand required or permitted by and provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

if to the Acquiring Funds:

-------------------
-------------------
-------------------
-------------------
with a copy to:

James W. Jennings, Esq.
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA  19103

if to the Acquired Funds:

-------------------
-------------------
-------------------
-------------------

with a copy to:

John H. Grady, Jr., Esq.
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA  19103

14.      FEES AND EXPENSES.

         (a) Each of the Acquiring Funds and the Acquired Funds represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by each of the Acquired Funds and the Acquiring Funds will be borne by Turner Investment Partners. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the 1934 Act;
         (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Funds Shares to be issued in connection herewith in each state in which the Acquired Funds' shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (iv) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Funds shall pay their own Federal and state registration fees.

15.      HEADINGS, COUNTERPARTS, ASSIGNMENT.

         (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

         (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

16. ENTIRE AGREEMENT. Each of the Acquiring Funds and the Acquired Funds agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

17. FURTHER ASSURANCES. Each of the Acquiring Funds and the Acquired Funds shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

18. BINDING NATURE OF AGREEMENT. As provided in each Trust's Declaration of Trust on file with the Secretary of State of the State of Delaware, this Agreement was executed by the undersigned officers of TIP Funds and the Trust, on behalf of each of the Acquiring Funds and the Acquired Funds, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of each Trust. Moreover, no series of a trust shall be liable for the obligations of any other series of that trust.



Attest:                                 THE ALPHA SELECT FUNDS,
                                            on behalf of its series, the Penn
                                            Capital Strategic High Yield Bond
                                            Fund, the Turner Micro Cap Growth
                                            Fund, and the Turner Short Duration
                                            Government Funds-Three Year
                                            Portfolio

________________________                    By:______________________________

Attest:                                 TIP FUNDS,
                                            on behalf of its series, the Penn
                                            Capital Strategic High Yield Bond
                                            Fund, the Turner Micro Cap Growth
                                            Fund, and the Turner Short Duration
                                            Government Funds-Three Year
                                            Portfolio

________________________                By:______________________________

                               ALPHA SELECT FUNDS
                       (FORMERLY, TIP INSTITUTIONAL FUNDS)

                   PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, JANUARY 25, 1999

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Stephen J. Kneeley and Lynda J. Striegel as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Penn Capital Strategic High Yield Bond Fund of Alpha Select Funds (formerly, TIP Institutional Funds) (the "Trust") to be held in the offices of SEI Investments Company ("SEI Investments"), Oaks, Pennsylvania 19456, on Monday, January 25, 1999, at 3:30 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the proposed Agreement and Plan of Reorganization between the Trust, on behalf of the Alpha Select Penn Capital Strategic High Yield Bond Fund, and TIP Funds Penn Capital Strategic High Yield Bond Fund, and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.    Approval of an Agreement and Plan of Reorganization and
               Liquidation providing for the transfer of the assets and liabilities of the Penn Capital Strategic High Yield Bond Fund, a portfolio of the Alpha Select Funds, in exchange for shares of the Penn Capital Strategic High Yield Bond Fund, a portfolio of the TIP Funds.

               ____For  ____Against      ____Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 199_
                                             --------------------------------
                                             Signature of Shareholder


                                             --------------------------------
                                             Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               ALPHA SELECT FUNDS
                       (FORMERLY, TIP INSTITUTIONAL FUNDS)

                          TURNER MICRO CAP GROWTH FUND
                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, JANUARY 25, 1999

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Stephen J. Kneeley and Lynda J. Striegel as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner Micro Cap Growth Fund of Alpha Select Funds (formerly, TIP Institutional Funds) (the "Trust") to be held in the offices of SEI Investments Company ("SEI Investments"), Oaks, Pennsylvania 19456, on Monday, January 25, 1999, at 3:30 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the proposed Agreement and Plan of Reorganization between the Trust, on behalf of the Alpha Select Turner Micro Cap Growth Fund, and TIP Funds Turner Micro Cap Growth Fund, and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.    Approval of an Agreement and Plan of Reorganization and
               Liquidation providing for the transfer of the assets and liabilities of the Turner Micro Cap Growth Fund, a portfolio of the Alpha Select Funds, in exchange for shares of the Turner
               Micro Cap Growth Fund, a portfolio of the TIP Funds.

               ____For     ____Against    ____Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 199_
                                          --------------------------------
                                          Signature of Shareholder


                                          --------------------------------
                                          Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               ALPHA SELECT FUNDS
                       (FORMERLY, TIP INSTITUTIONAL FUNDS)

          TURNER SHORT DURATION GOVERNMENT FUND - THREE YEAR PORTFOLIO
                       SPECIAL MEETING OF THE SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, JANUARY 25, 1999

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Stephen J. Kneeley and Lynda J. Striegel as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner Short Duration Government Fund - Three Year Portfolio of Alpha Select Funds (formerly, TIP Institutional Funds) (the "Trust") to be held in the offices of SEI Investments Company ("SEI Investments"), Oaks, Pennsylvania 19456, on Monday, January 25, 1999, at 3:30 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the proposed Agreement and Plan of Reorganization between the Trust, on behalf of the Alpha Select Turner Short Duration Government Fund - Three Year Portfolio, and TIP Funds Turner Short Duration Government Fund - Three Year Portfolio, and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.    Approval of an Agreement and Plan of Reorganization and
               Liquidation providing for the transfer of the assets and liabilities of the Turner Short Duration Government Funds -
               Three Year Portfolio, a portfolio of the Alpha Select Funds, in exchange for shares of the Turner Short Duration Government
               Funds - Three Year Portfolio, a portfolio of the TIP Funds.

               ____For      ____Against      ____Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 199_
                                            --------------------------------
                                            Signature of Shareholder


                                            --------------------------------
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.